SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2006
                                                           ------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                           1-31565                06-1377322
         --------                           --------               ----------
(State or other jurisdiction of           (Commission            (IRS Employer
incorporation or organization)            File Number)       Identification No.)

                  615 Merrick Avenue, Westbury, New York 11590
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               (Address of principal executive offices) (Zip Code)

                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 1.01         Entry into a Material Definitive Agreement
                  ------------------------------------------

            On June 7, 2006, at the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of New York Community Bancorp, Inc. (the "Company"), the Company's stockholders approved the New York Community Bancorp, Inc. Management Incentive Compensation Plan (the "Incentive Compensation Plan") and the New York Community Bancorp, Inc. 2006 Stock Incentive Plan (the "2006 Stock Incentive Plan"). The material terms and conditions of the Incentive Compensation Plan and the 2006 Stock Incentive Plan are disclosed under Proposals 3 and 4, respectively, in the proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on May 12, 2006, which disclosures are incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NEW YORK COMMUNITY BANCORP, INC.



Date: June 12, 2006                 By:    /s/ Joseph R. Ficalora
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                                           Joseph R. Ficalora
                                           President and Chief Executive Officer